Exhibit 10(at)


                              EXCHANGE AGREEMENT


     THIS AGREEMENT made as of this 12th day of April, 2001, by and between CRAMMER ROAD LLC, a limited liability company organized under the laws of the Cayman Islands ("Investor"), and NCT GROUP, INC., a Delaware corporation ("NCTI" or the "Company").

     The following terms shall have the specified definitions, unless the context otherwise requires:

       "Common Stock" shall mean the Common Stock of NCTI, $.01 par value.
         "DMC-NY" shall mean DMC NEW YORK, INC., a Delaware corporation.

                                R E C I T A L S

     A. The Investor is the owner of good and marketable title to 3,000 restricted shares of the Common Stock of DMC-NY, free and clear of all liens and encumbrances (the "DMC Securities").

     B. NCTI wishes to acquire the DMC Securities.

     C. The Investor will receive, subject to the terms and conditions set forth herein, shares of the Common Stock of the Company in exchange for the DMC Securities.

      NOW, THEREFORE, for and in consideration of the premises and the mutual agreement contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. PURCHASE. Simultaneous with the execution of this agreement, NCTI agrees to purchase from the Investor the DMC Securities.

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     2. THE CONSIDERATION.  In consideration therefore,  NCTI agrees to issue to the Investor, (a) 13,333,333 shares of Common Stock of NCTI at an Initial Price of $.15 per share(the "Initial Shares") and (b) the Convertible Note.

     3. ADDITIONAL SHARES. Additionally, the Company agrees to issue to the Investor,additional shares of Common Stock as follows:

     (a) If the average Closing Bid Price for the five (5) Business Days prior to final request for acceleration of the Registration Statement (the "Repricing Price"), is not equal to or greater than Initial Price x 1.06666, then Investor may request that all of the Initial Shares shall be repriced (the "Repriced Shares"). The Company shall issue to Investor such number of additional Shares, as determined according to the following formula: $2,000,000 x 1.06666 + Registration Rights Penalty Amount - Number of Initial Shares Issued Repricing Price

     (b) To the extent that the Repricing Price exceeds the Initial Price x 1.06666, NCTI shall receive a credit as to the number of additional discount shares to be issued, against its penalty obligations under the Registration Rights Agreement, calculated pursuant to the following formula: $2,000,000 x Repricing Price - Total Obligation to Crammer (i.e. 2,000,000 x 1.0666 + Registration Rights Penalty Initial Price Amount)

     In no event , except for shares issuable in fulfillment of the Registration Rights Penalty

     Amount and the Note, sshall the Company be obligated to issue to the Investor in excess of 16,666,667 shares of Common Stock

REDEMPTION

     (a) Notwithstanding any other provision hereof to the contrary, at any time prior to the Effective Date, the Company shall have the right to redeem all or any portion of the Common Stock issued hereunder and then held by the Investor in cash for an amount (the "Redemption Amount") equal to the sum of (a) one hundred six and 2/3 percent (106.66%) of the Initial Price of such Common Stock plus (b) all accrued but unpaid Registration Rights Penalty Amounts.


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     (b) The Company shall give at least ten (10) business  days' written notice of such redemption to the Investor (the "Notice of Redemption"). The date so specified in such Notice of Redemption shall be the Redemption Payment Date.

     (c) In the event such Redemption Amount is not timely paid, then the Investor shall have the right to effect either or both of the following remedies: (i) the Notice of Redemption shall be null and void and (ii) any rights of the Company to redeem outstanding Common Stock in the future shall terminate.

     5. MUTUAL DELIVERIES. (a) Upon the delivery by the Investor of the Securities, NCTI shall deliver to the Investor:

     (a) The Initial Shares, bearing substantially the following legend: THE SECURITIES REPRESENTED HEREBY (THE "SECURITIES") HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     (b) The Registration Rights Agreement in the form annexed hereto as Exhibit A.

     (c)  The Opinion in the form annexed hereto as Exhibit B.

     (d)  The Note in the form annexed hereto as Exhibit C.

     6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Investor that:

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     (a) The Company has the  corporate  power and  authority to enter into this
Agreement, and to perform its obligations hereunder. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Exchange Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against it in accordance with their
respective  terms,  subject  to  the  effects  of  any  applicable   bankruptcy,
insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

     (b) The execution, delivery and performance by the Company of this Exchange Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Company which breach or default could reasonably by expected to have a material adverse effect on the Company taken as a whole.

     (c) There is no pending, or to the knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Exchange Agreement or which involves the Company and which if adversely determined, could reasonably be expected to have a material adverse effect on the Company.

     (d) No consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Exchange Agreement or the taking of any action contemplated hereunder or thereunder.

     (e) CAPITALIZATION. As of the date of this Agreement, the authorized capital stock of the Company consisted of 450,000,000 shares of Common Stock, par value $.01 per share, of which as of March 26, 2001, 340,588,078 shares were issued and outstanding, and 10,000,000 shares of Preferred stock, par value $.10 per share, of which 583 shares were issued and outstanding in Series G. There are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non assessable.

     (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

     (g) The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will not
(i) violate any provision of the Company's Certificate of Incorporation or By-laws, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound, (iv) to the Company's knowledge, violate any statute, law or regulation.

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     7. RELEASE.  Effective upon the mutual execution hereof,  the Company,  for itself and on behalf of all affiliated persons and entities, representatives, and all predecessors in interest, successors and assigns (collectively, the "Releasing Parties"), hereby releases and forever discharges each of Investor, and Investor's direct and indirect partners, officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and nominees of and from any and all claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, arising prior to the date of execution of this Agreement, that the Company may have had, may now have or may hereafter acquire with respect to any matters whatsoever under, relating to or arising from any prior Purchase Agreement, Registration Statement, and the agreements entered into in connection therewith (sometimes collectively referred to as the "Prior Agreements"). The Company also fully waives any offsets it may have with respect to the amounts owed under any Prior Agreements. Additionally, the Company represents, warrants and covenants that it has not, and at the time this release becomes effective will not have, sold, assigned, transferred, or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions, or causes of action herein released.

     8. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company that:

     (a) The Investor has the corporate power and authority to enter into this Exchange Agreement and to perform its obligations hereunder. The execution and delivery by the Investor of this Exchange Agreement, and the consummation by the Investor of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Investor. This Exchange Agreement has been duly executed and delivered by the Investor and constitute valid and binding obligations of the Investor, enforceable against it in accordance with their respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

     (b) The execution, delivery and performance by the Investor of this Exchange Agreement, and the consummation of the transactions contemplated hereby, do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Investor.

     (c) Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

     (d)  Investor  has  received  all  documents,   records,  books  and  other
information pertaining to Investor's investment in the Company that have been requested by Investor.

     (e) At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

     (f) Investor presently has the financial capacity and the necessary capital to perform its obligations hereunder and shall and has provided to the Company such financial and other information that the Company has requested to demonstrate such capacity.

     (g)  Except  as   specifically   set  forth  herein,   Investor   makes  no
representations or warranties with respect to DMC-NY, its financial status, earnings, assets, liabilities, corporate status, or any other matters.

     (h) The Investor is the owner of good and marketable title to the Securities, free and clear of all liens, pledges, and encumbrances.

     9. Nothing contained herein shall in any way limit Investor's right to sell or transfer the shares of the Company to be issued to Investor.

     10. GOVERNING LAW; MISCELLANEOUS

     (a). Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

     (b). Jury Trial Waiver. The Company and the Investor hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Transaction Documents.

     (c).  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.

     (d). Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (e). Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.
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     (f).  Entire  Agreement;  Amendments.  This  Agreement and the  instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth
herein  or  therein,   neither  the   Company   nor  the   Purchaser   make  any
representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     (g). Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier, overnight delivery service or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, overnight delivery service or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

      If to the Company:

                        NCT Group, Inc.
                        20 Ketchum Street
                        Westport, CT 06880
                        Attn:  Chief Financial Officer
                        Telephone No.: (203) 226-4447
                        Telecopier No.: (203) 226-4338


      with a copy to:   Latham & Watkins
                        555 11th Street, N.W.
                        Washington, D.C. 20004
                        Attn: William P. O'Neill
                        Telephone No.: (202) 637-2200
                        Telecopier No.: (202 637-2201

      If to the Investor:

                        Crammer Road LLC
                        Corporate Center
                        West Bay Road
                        Grand Cayman
                        Telephone No.: (284) 494-4770
                        Telecopier No.: (284) 494-4771

      with a copy to:

                        Krieger & Prager, LLP
                        39 Broadway
                        New York, New York 10006
                        Telephone No.: (212) 363-2900
                        Telecopier No.: (212) 363-2999

      Each party shall provide notice to the other parties of any change in address.

     (h). Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

     (i). Capitalized Terms. Capitalized Terms not otherwise defined herein shall have the respective meaning set forth in the Registration Rights Agreement.

     11. Fees. NCTI agrees to assume the legal fees incurred by the Investor in connection with the negotiation of the Exchange Agreement, and the preparation, execution and implementation of this Agreement.

     12. Further Assurances. Each party shall do and perform or cause to be done and perform, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

                              NCT GROUP, INC.


                              By: ______________________________________
                              Name:
                              Title:

                              CRAMMER ROAD  LLC


                              By: ______________________________________
                              Name: ____________________________________
                              Title: _____________________________________

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